                                                                    EXHIBIT 10.8

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                     ---------
March 23, 2001, is entered into among (1) ENTRAVISION COMMUNICATIONS CORPORATION, a Delaware corporation (the "Borrower"), (2) the Lenders party to
                                          --------
the Credit Agreement referred to below, (3) UNION BANK OF CALIFORNIA, N.A., as Arranging Agent for such Lenders (in such capacity, the "Agent"), (4) UNION BANK
                                                         -----
OF CALIFORNIA, N.A., as Co-Lead Arranger and Joint Book Manager, (5) CREDIT SUISSE FIRST BOSTON, as Co-Lead Arranger, Administrative Agent and Joint Book Manager, (6) THE BANK OF NOVA SCOTIA, as Syndication Agent, and (7) FLEET NATIONAL BANK, as Documentation Agent.

                                    RECITALS
                                    --------

     A. The Borrower, the Lenders and the Agent previously entered into that certain Credit Agreement dated as of September 26, 2000 (the "Credit
                                                              ------
Agreement"). Capitalized terms used herein and not defined shall have the
---------
meanings assigned to them in the Credit Agreement.

     B. The Borrower has requested that the Lenders amend certain terms of the Credit Agreement, and provide certain waivers thereunder, and the Lenders have agreed to such requests, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is
                ------------------------------
hereby amended as follows:

     (a) Section 1.1 is hereby amended by deleting in its entirety the definition of "DOJ-Excluded Stations".

     (b) Section 5.13 of the Credit Agreement is hereby amended in full to read as follows:

          "5.13 Interest Rate Protection. The Borrower will enter into and
                ------------------------
     maintain, for at least a two-year period, at any time during which the Maximum Total Debt Ratio (as of the most recently ended fiscal quarter of the Borrower for which the Agent has received financial statements under
     Section 5.1(b)) is greater than or equal to 4.50 to 1, Interest Rate Agreements, commencing not more than ten Business Days after receipt by the Agent of such financial statements, each in form and substance reasonably satisfactory to the Agent, covering a minimum of 50% of the outstanding Loans assuming (i) full funding of the Aggregate Term A Commitment, the Aggregate Term B Commitment and the Revolving Loan Commitment and (ii) if the Incremental Loan facility shall be activated, on each Activation Date, full funding of the Aggregate Incremental Loan Commitment so activated."

     (c) Section 6.4 of the Credit Agreement is hereby amended by substituting a comma in place of the term "and" immediately before clause (iii) in the first paragraph thereof and by inserting the following immediately before the period at the end of the first paragraph: "and (iv) LCG Holdings, L.L.C. may dissolve (provided that, (A) prior
                                                        -------- ----
to such dissolution, the Agent receives (i) appropriate assignment documents indicating that all assets and obligations owned by it have been transferred to Entravision Holdings, LLC, (ii) copies of all necessary consents by the FCC with respect to such assignments and (iii) a certificate from a Responsible Officer of the Borrower to the effect that LCG Holdings, L.L.C. has no (or, upon execution of such assignment documents, will have no) assets and (B) within 60 days after such dissolution, copies of appropriate documents dissolving LCG Holdings, L.L.C., along with evidence of the filing thereof with the relevant Governmental Authority)". Section 6.4 of the Credit Agreement is hereby further amended by adding the following immediately before the period at the end of the second paragraph: "; provided further that nothing herein shall be deemed to
                     -------- ------- ----
restrict the transfer of the

assets of LCG Holdings, L.L.C. to Entravision Holdings, LLC, and the dissolution of LCG Holdings, L.L.C., in accordance with Section 6.4(iv)".

     (d) Section 6.7(b) of the Credit Agreement is hereby amended as follows:
(i) clause (H) is deleted in its entirety and (ii) clause (I) is relettered "(H)" and the parenthetical therein is restated in its entirety as follows:

          "(provided that the Consideration therefor does not exceed $47,500,000; provided further that an opinion of FCC counsel as referred to in Section 6.7(b)(3) need not be delivered in connection with the purchase of WUNI)".

     (e) Section 6.8 of the Credit Agreement is hereby amended by inserting the following immediately before the period at the end of the first sentence thereof: "; provided that LCG Holdings, L.L.C. may dissolve in accordance with
            -------- ----
Section 6.4(iv)".

     SECTION 2. Waivers. (a) Section 5.13 of the Credit Agreement (prior to its
                -------
amendment as set forth in Section 1(b) of this Amendment) requires that within 90 days after the Closing Date, the Borrower will enter into and maintain Interest Rate Agreements in the event that the Maximum Total Debt Ratio is greater than or equal to 4.50 to 1. As of the ninetieth day after the Closing Date, the Borrower's Maximum Total Debt Ratio (as set forth in the Borrower's financial statements for the fiscal quarter ended September 30, 2000) was 4.80 to 1. Notwithstanding that, the Borrower did not enter into any Interest Rate Agreements on or before such date. As of December 31, 2000, the Borrower's Maximum Total Debt Ratio (as set forth in the Borrower's financial statements for the fiscal quarter ended December 31, 2000) was less than 4.50 to 1. Because the Borrower did not enter into appropriate Interest Rate Agreements as of the ninetieth day after the Closing Date even though the Borrower's Maximum Total Debt Ratio exceeded the level permitted under the Credit Agreement, an Event of Default has occurred and is continuing under the Credit Agreement. At the Borrower's request, the Lenders agree to waive such Event of Default, subject to the terms and conditions set forth herein. In addition, for the avoidance of doubt, the parties hereto agree that the Borrower shall not be required to enter into Interest Rate Agreements until such Agreements shall be required by Section
5.13 of the Credit Agreement, as amended by Section 1(b) hereof.

     (b) Section 5.20(d) of the Credit Agreement provides that the Borrower shall deliver to the Agent by January 31, 2001, with respect to each Shell Subsidiary, copies of appropriate documents dissolving each Shell Subsidiary, along with evidence of the filing thereof with the relevant Governmental Authority. The Borrower has informed the Agent that it is unable to dissolve Z-Spanish Media Licensing Company LLC ("ZML"), a Shell Subsidiary, as such entity is party to certain trust agreements relating to certain Stations required by the FCC and the U.S. Department of Justice to be divested in connection with the Z-Spanish Merger. The Borrower anticipates that ZML will be released from such trust agreements in the near future. As a result of such noncompliance, an Event of Default has occurred and is continuing under the Credit Agreement. At the Borrower's request, the Lenders agree to waive such Event of Default, subject to the terms and conditions set forth herein; provided, however, that the Borrower shall deliver to the Agent by September 28, 2001 copies of appropriate documents dissolving ZML, along with evidence of the filing thereof with the relevant Governmental Authority.

     (c) Section 6.7(b) of the Credit Agreement provides that the Consideration for the Acquisitions identified therein shall not exceed certain amounts. The Borrower has informed the Agent that the Consideration for the following Acquisitions, respectively, has (or, upon completion of final accounting therefor may) exceed the maximum Consideration permitted therefor under the Credit Agreement, as follows:

     Acquisition                         Old Maximum              New
     -----------                        Consideration           Maximum
                                        -------------        Consideration
                                                             -------------
WHCT-TV, Hartford, Connecticut           $18,000,000          $18,500,000
WNTO-TV, Daytona Beach, Florida          $23,000,000          $23,250,000
The remaining 5% interest in CBCSD       $5,000,000           $6,000,000
(the licensee of television station
KBNT-LP, San Diego, California
(Channel 17))
Infinity Acquisition                     $168,215,000         $168,500,000
WUNI                                     $47,000,000          $47,500,000

As a result of such noncompliance, an Event of Default has occurred and is continuing under the Credit Agreement. At the Borrower's request, the Lenders agree to waive such Event of Default (provided that the actual Consideration for such Acquisitions does not exceed the respective amount set forth under the heading "New Maximum Consideration"), subject to the terms and conditions set forth herein.

The foregoing waivers set forth in this Section 2 (a), (b) and (c) are given in this instance only. The foregoing waivers shall not be construed as waivers or approvals of or consents to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall such waivers be construed to evidence the willingness of the Agent or the Lenders to give any other or additional consent, waiver or approval, whether in similar or different circumstances.

     SECTION 3. Conditions Precedent. This Amendment shall become effective as
                --------------------
of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

     (a) this Amendment, duly executed by the Borrower and the Majority Lenders;

     (b) evidence of the Guarantors' consent to this Amendment, substantially in the form of Exhibit A hereto; and

     (c) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent's reasonable satisfaction as to all legal matters incident to this Amendment.

     SECTION 4. Reference to and Effect on the Credit Agreement and the Other
                -------------------------------------------------------------
Loan Documents. Upon the effectiveness of this Amendment, each reference in
--------------
the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

     SECTION 5. Representations and Warranties. The Borrower hereby represents
                ------------------------------
and warrants, for the benefit of the Lenders and the Agent, as follows: (i) the Borrower has all requisite power and authority under applicable law and under its charter documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof; (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any material Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound, or (c) result in or require the creation of any Lien upon or with respect to any properties of the Borrower, whether such properties are now owned or hereafter acquired; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date; and (vi) no Default has occurred and is continuing.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and
                -------------
construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ENTRAVISION COMMUNICATIONS CORPORATION


                              By:    /s/ Walter F. Ulloa
                                     -------------------------------------------

                              Name:  Walter F. Ulloa
                                     -------------------------------------------

                              Title: Chairman and CEO
                                     -------------------------------------------

                              UNION BANK OF CALIFORNIA, N.A., as Arranging Agent and as a Lender


                              By:    /s/ Jenny Dongo
                                     -------------------------------------------

                              Name:  Jenny Dongo
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              ALLFIRST BANK


                              By:    /s/ W. Blake Hampson
                                     -------------------------------------------

                              Name:  W. Blake Hampson
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              BANK OF MONTREAL


                              By:    /s/ Karen Klapper
                                     -------------------------------------------

                              Name:  Karen Klapper
                                     -------------------------------------------

                              Title: Director
                                     -------------------------------------------

                              THE BANK OF NEW YORK


                              By:    /s/ Trisha E. Hardy
                                     -------------------------------------------

                              Name:  Trisha E. Hardy
                                     -------------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------------------

                              THE BANK OF NOVA SCOTIA


                              By:    /s/ Vincent I. Fitzgerald, Jr.
                                     -------------------------------------------

                              Name:  Vincent I. Fitzgerald, Jr.
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

                              BANK OF SCOTLAND


                              By:    /s/ Joseph Pratus
                                     -------------------------------------------

                              Name:  Joseph Pratus
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              CITIZENS BANK OF MASSACHUSETTS


                              By:    /s/ Wendy M. Andrus
                                     -------------------------------------------

                              Name:  Wendy M. Andrus
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              CITY NATIONAL BANK


                              By:    /s/ Aaron Cohen
                                     -------------------------------------------

                              Name:  Aaron Cohen
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              CREDIT AGRICOLE INDOSUEZ


                              By:    /s/ John McCloskey
                                     -------------------------------------------

                              Name:  John McCloskey
                                     -------------------------------------------

                              Title: First Vice President
                                     -------------------------------------------


                              By:    /s/ Mark Whitman
                                     -------------------------------------------

                              Name:  Mark Whitman
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              CREDIT SUISSE FIRST BOSTON


                              By:    /s/ Bill O'Daly
                                     -------------------------------------------

                              Name:  Bill O'Daly
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------


                              By:    /s/ Vitaly G. Butenko
                                     -------------------------------------------

                              Name:  Vitaly G. Butenko
                                     -------------------------------------------

                              Title: Asst. Vice President
                                     -------------------------------------------

                              THE DAI-ICHI KANGYO BANK, LTD.


                              By:    /s/ Marvin Mirel Lazar
                                     -------------------------------------------

                              Name:  Marvin Mirel Lazar
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              FLEET NATIONAL BANK


                              By:    /s/ Srbui Seferian
                                     -------------------------------------------

                              Name:  Srbui Seferian
                                     -------------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------------------

                              THE FUJI BANK, LIMITED


                              By:    /s/ Nobuoki Koike
                                     -------------------------------------------

                              Name:  Nobuoki Koike
                                     -------------------------------------------

                              Title: Vice President & Senior Team Leader
                                     -------------------------------------------

                              KEY CORPORATE CAPITAL INC.


                              By:    /s/ Adam Bester
                                     -------------------------------------------

                              Name:  Adam Bester
                                     -------------------------------------------

                              Title: SVP
                                     -------------------------------------------

                              NATEXIS BANQUES POPULAIRES


                              By:    /s/ Evan S. Kraus
                                     -------------------------------------------

                              Name:  Evan S. Kraus
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------


                              By:    /s/ Cynthia E. Sachs
                                     -------------------------------------------

                              Name:  Cynthia E. Sachs
                                     -------------------------------------------

                              Title: VP, Group Manager
                                     -------------------------------------------

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                              By:    /s/ Douglas W. Zylstra
                                     -------------------------------------------

                              Name:  Douglas W. Zylstra
                                     -------------------------------------------

                              Title: Senior Vice President
                                     -------------------------------------------

                              SANWA BANK CALIFORNIA


                              By:    /s/ John F. King
                                     -------------------------------------------

                              Name:  John F. King
                                     -------------------------------------------

                              Title: AVP
                                     -------------------------------------------

                              SUNTRUST BANK


                              By:    /s/ Thomas C. King, Jr.
                                     -------------------------------------------

                              Name:  Thomas C. King, Jr.
                                     -------------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------------------

                              TORONTO DOMINION (TEXAS), INC.


                              By:    /s/ Alva J. Jones
                                     -------------------------------------------

                              Name:  Alva J. Jones
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By:    /s/ Ken Altena
                                     -------------------------------------------

                              Name:  Ken Altena
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              WELLS FARGO BANK, National Association


                              By:    /s/ Scott B. Carlson
                                     -------------------------------------------

                              Name:  Scott B. Carlson
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              AIM FLOATING RATE FUND
                              By: INVESCO Senior Secured Management, Inc.
                                  As Attorney in fact


                              By:    /s/ Gregory Stoeckle
                                     -------------------------------------------

                              Name:  Gregory Stoeckle
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

                              AMARA 2 FINANCE, LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  As Sub-Advisor


                              By:    /s/ Gregory Stoeckle
                                     -------------------------------------------

                              Name:  Gregory Stoeckle
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
MARCH 23, 2001 AMONG ENTRAVISION COMMUNICATIONS CORP.


                              AMMC CDO I, LIMITED
                              By: American Money Management Corp.
                                  as Collateral Manager


                              By:    /s/ David P. Meyer
                                     -------------------------------------------

                              Name:  David P. Meyer
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
MARCH 23, 2001 AMONG ENTRAVISION COMMUNICATIONS CORP.


                              AMMC CDO II, LIMITED
                              By: American Money Management Corp.
                                  as Collateral Manager


                              By:    /s/ David P. Meyer
                                     -------------------------------------------

                              Name:  David P. Meyer
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              AVALON CAPITAL LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor


                              By:    /s/ Gregory Stoeckle
                                     -------------------------------------------

                              Name:  Gregory Stoeckle
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

                              AVALON CAPITAL LTD. 2
                              By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor


                              By:    /s/ Gregory Stoeckle
                                     -------------------------------------------

                              Name:  Gregory Stoeckle
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

                              Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender


                              By:    /s/ Diane J. Exter
                                     -------------------------------------------

                              Name:  Diane J. Exter
                                     -------------------------------------------

                              Title: Managing Director
                                     Portfolio Manager
                                     -------------------------------------------

                              Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender


                              By:    /s/ Diane J. Exter
                                     -------------------------------------------

                              Name:  Diane J. Exter
                                     -------------------------------------------

                              Title: Managing Director
                                     Portfolio Manager
                                     -------------------------------------------

                              CARAVELLE INVESTMENT FUND, LLC


                              By:    /s/ Dean Criares
                                     -------------------------------------------

                              Name:  Caravelle Advisors L.L.C.
                                     Dean Criares
                                     -------------------------------------------

                              Title: Managing Director
                                     -------------------------------------------

                              CERES II FINANCE LTD.
                              By: INVESCO Senior Management, Inc.
                                  As Sub-Managing Agent (Financial)


                              By:    /s/ Gregory Stoeckle
                                     -------------------------------------------

                              Name:  Gregory Stoeckle
                                     -------------------------------------------

                              Title: Authorized Signatory
                                     -------------------------------------------

                              COLUMBUS LOAN FUNDING LTD.
                              By: Travelers Asset Management International
                              Company LLC


                              By:    /s/ Jordan M. Stitzer
                                     -------------------------------------------

                              Name:  Jordan M. Stitzer
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.


                              By:    /s/ Jonathan D. Sharkey
                                     -------------------------------------------

                              Name:  Jonathan D. Sharkey
                                     -------------------------------------------

                              Title: Principal
                                     -------------------------------------------

                              CYPRESSTREE INVESTMENT PARTNERS II, LTD.


                              By:    /s/ Jonathan D. Sharkey
                                     -------------------------------------------

                              Name:  Jonathan D. Sharkey
                                     -------------------------------------------

                              Title: Principal
                                     -------------------------------------------

                              CYPRESSTREE SENIOR FLOATING RATE FUND


                              By:    /s/ Jonathan D. Sharkey
                                     -------------------------------------------

                              Name:  Jonathan D. Sharkey
                                     -------------------------------------------

                              Title: Principal
                                     -------------------------------------------

                              ELC (CAYMAN) LTD. 1999-III


                              By:    /s/ Mark K. Misenheimer
                                     -------------------------------------------

                              Name:  Mark K. Misenheimer
                                     -------------------------------------------

                              Title: S.V.P.
                                     -------------------------------------------

                              ELC (CAYMAN) LTD. 2000-I


                              By:    /s/ Mark K. Misenheimer
                                     -------------------------------------------

                              Name:  Mark K. Misenheimer
                                     -------------------------------------------

                              Title: S.V.P.
                                     -------------------------------------------

                              FLAGSHIP CLO-2001-1
                              By: Flagship Capital Management, Inc.


                              By:    /s/ Eric Meyer
                                     -------------------------------------------

                              Name:  Eric Meyer
                                     -------------------------------------------

                              Title: Director
                                     -------------------------------------------

                              Sankaty Advisors, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                              By:    /s/ Diane J. Exter
                                     -------------------------------------------

                              Name:  Diane J. Exter
                                     -------------------------------------------

                              Title: Managing Director
                                     Portfolio Manager
                                     -------------------------------------------

                              KZH CYPRESSTREE-1 LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH PONDVIEW LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH SHOSHONE LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH SOLEIL LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH SOLEIL-2 LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH STERLING LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              KZH WATERSIDE LLC


                              By:    /s/ Susan Lee
                                     -------------------------------------------

                              Name:  Susan Lee
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, by Stein Roe & Farnham Incorporated As Advisor


                              By:    /s/ James R. Fellows
                                     -------------------------------------------

                              Name:  James R. Fellows
                                     -------------------------------------------

                              Title: Sr. Vice President & Portfolio Manager
                                     -------------------------------------------

                              MOUNTAIN CAPITAL CLO II, LTD.


                              By:    /s/ Nobuoki Koike
                                     -------------------------------------------

                              Name:  Nobuoki Koike
                                     -------------------------------------------

                              Title: Vice President & Senior Team Leader
                                     -------------------------------------------

                              MUIRFIELD TRADING LLC


                              By:    /s/ Ann E. Morris
                                     -------------------------------------------

                              Name:  Ann E. Morris
                                     -------------------------------------------

                              Title: Asst. Vice President
                                     -------------------------------------------

                              OLYMPIC FUNDING TRUST, SERIES 1999-1


                              By:    /s/ Ann E. Morris
                                     -------------------------------------------

                              Name:  Ann E. Morris
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              PPM SPYGLASS FUNDING TRUST


                              By:    /s/ Ann E. Morris
                                     -------------------------------------------

                              Name:  Ann E. Morris
                                     -------------------------------------------

                              Title: Authorized Agent
                                     -------------------------------------------

                              SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                              By:    /s/ Diane J. Exter
                                     -------------------------------------------

                              Name:  Diane J. Exter
                                     -------------------------------------------

                              Title: Managing Director
                                     Portfolio Manager
                                     -------------------------------------------

                              SANKATY HIGH YIELD PARTNERS II, L.P.


                              By:    /s/ Diane J. Exter
                                     -------------------------------------------

                              Name:  Diane J. Exter
                                     -------------------------------------------

                              Title: Managing Director
                                     Portfolio Manager
                                     -------------------------------------------

                              SAWGRASS TRADING LLC


                              By:    /s/ Ann E. Morris
                                     -------------------------------------------

                              Name:  Ann E. Morris
                                     -------------------------------------------

                              Title: Asst. Vice President
                                     -------------------------------------------

                              SRF 2000 LLC


                              By:    /s/ Ann E. Morris
                                     -------------------------------------------

                              Name:  Ann E. Morris
                                     -------------------------------------------

                              Title: Asst. Vice President
                                     -------------------------------------------

                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY


                              By:    /s/ James R. Fellows
                                     -------------------------------------------

                              Name:  James R. Fellows
                                     -------------------------------------------

                              Title: Senior Vice President
                                     Stein Roe & Farnham Incorporated,
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company
                                     -------------------------------------------

                              TRAVELERS CORPORATE LOAN FUND INC.
                              By: Travelers Asset Management International
                                  Company LLC


                              By:    /s/ Jordan M. Stitzer
                                     -------------------------------------------

                              Name:  Jordan M. Stitzer
                                     -------------------------------------------

                              Title: Vice President
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                              THE TRAVELERS INSURANCE COMPANY


                              By:    /s/ Jordan M. Stitzer
                                     -------------------------------------------

                              Name:  Jordan M. Stitzer
                                     -------------------------------------------

                              Title: Vice President
                                     -------------------------------------------